Exhibit 4.22

NUMBER

PC

COMMON STOCK

PlainsCapital

Corporation.

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

S H A R E S

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND

RESTRICTIONS OF SHARES

CUSIP 726631 10 4

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

PlainsCapital Corporation

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

CHAIRMAN AND CEO

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER TRUST & COMPANY

(JERSEY CITY, NJ)

TRANSFER AGENT AND REGISTRAR BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY.

PlainsCapital Corporation

IN ACCORDANCE WITH SECTION 3.202(B) OF THE TEXAS BUSINESS ORGANIZATIONS CODE, A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES TO THE EXTENT THEY HAVE BEEN DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF PLAINSCAPITAL CORPORATION, A TEXAS CORPORATION (THE “CORPORATION”), TO MAKE THOSE DETERMINATIONS AS TO SUBSEQUENT SERIES ARE PROVIDED IN THE GOVERNING DOCUMENTS OF THE CORPORATION, AS THEY MAY BE AMENDED. THE CORPORATION WILL FURNISH WITHOUT CHARGE A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT (TRANS) MIN ACT Custodian

TEN ENT – as tenants by the entireties (Cust) (Minor)

JT TEN – as joint tenants with right under Uniform Gifts (Transfer) to Minors of survivorship and not as Act tenants in common (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

X

X

THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR

ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.